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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 17, 2002.


                                 USG Corporation
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             (Exact name of registrant as specified in its charter)


                         Commission File Number: 1-8864
                                                 ------

            Delaware                                            36-3329400
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(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)


125 South Franklin Street, Chicago, Illinois                    60606-4678
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (312) 606-4000
                                                   -----------------------------





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     Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     The Audit Committee of the Board of Directors of USG Corporation (the "Company") annually selects the Company's independent public accountants. On May 7, 2002, the Company's Audit Committee decided to dismiss Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and to engage Deloitte & Touche LLP to serve as the Company's independent public accountants for the year ending December 31, 2002.

     Andersen's reports on the Company's consolidated financial statements for each of the two most recent fiscal years ending December 31 did not contain adverse opinions or disclaimer of opinions, nor were they qualified or modified as to audit scope or accounting principles. Andersen's report did contain a qualification as to the Company's ability to continue as a going concern subsequent to the Company's filing for Chapter 11 bankruptcy protection on June 25, 2001.

     During the fiscal years ended December 31, 2000, and December 31, 2001, and the interim period through May 7, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such years or period.

     During the fiscal years ended December 31, 2000, and December 31, 2001, and the interim period through May 7, 2002, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has requested Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of the letter, dated May 17, 2002, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

     During the Company's two most recent fiscal years and the interim period through May 7, 2002, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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     EXHIBITS.

     16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.



                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 USG CORPORATION
                                                 Registrant


Date: May 17, 2002                          By:  /s/ Richard H. Fleming
      ------------                               ------------------------------
                                                 Richard H. Fleming,
                                                 Executive Vice President
                                                 and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.
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16.1          Letter of Arthur Andersen LLP regarding change in certifying accountant.